UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2016

NEVRO CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36715	56-2568057
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1800 Bridge Parkway

Redwood City, CA 94065

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 251-0005

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 11, 2016, Nevro Corp. (the “Company”) issued a press release announcing preliminary unaudited revenue for the fourth quarter and year ended December 31, 2015. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Item 2.02 and in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 2.02 and in the press release attached as Exhibit 99.1 to this Current Report shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission (the “SEC”) made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release titled “Nevro Announces Preliminary Unaudited Fourth Quarter and Fiscal Year 2015 Revenue,” dated January 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEVRO CORP.

Date: January 11, 2016	By:	/s/ Andrew H. Galligan
Andrew H. Galligan
Chief Financial Officer